UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2012 (August 21, 2012)

BLUE WOLF MONGOLIA HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-35234	66-0762833
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Two Greenwich Office Park, Suite 300
Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 622-4903

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2012, Mr. Stephen Quin joined the Board of Directors (the “Board”) of Blue Wolf Mongolia Holdings Corp. (the “Company”). Mr. Quin will also serve on the Audit Committee of the Board.

Mr. Quin is a professional geologist registered with the Association of Professional Engineers and Geoscientists of BC, and a Fellow of the Geologic Association of Canada and Society of Economic Geologists. Mr. Quin has more than 30 years of international experience in exploration, mine development and operations and corporate development. Since January 2011, he has served as President and Chief Executive Officer of Midas Gold Corp. (TSE:MAX), a Canadian company involved in exploration and evaluation of the Golden Meadows Project in Idaho. From November 2008 to December 2010, Mr. Quin served as President and Chief Operating Officer of Capstone Mining Corp. (TSE: CS), a Canadian mining company. From September 2005 until November 2008, Mr. Quin served as President and Chief Executive Officer of Sherwood Copper Corp., where he led the acquisition and subsequent feasibility, financing and development of the Minto Mine in Yukon and, subsequently, its merger with Capstone Mining Corp. Prior to his employment at Sherwood Copper Corp., Mr. Quin served as Executive Vice President (January 1994 to August 2005) and director (May 1987 to June 2002) of Miramar Mining Corporation, where he participated in the acquisition of the Con Mine in the Northwest Territories of Canada and in the acquisition and exploration of the Hope Bay project in Nunavut, Canada. In parallel, Mr. Quin led the acquisition and subsequent exploration of copper and gold properties for Miramar’s affiliate, Northern Orion Exploration, including the giant Agua Rica copper-gold-molybdenum deposit in Argentina. Mr. Quin currently serves as a director of the following Canadian companies: Mercator Minerals Ltd. (TSE: ML), Troon Ventures Ltd. (CVE:TVN) and Chalice Gold Mines Ltd. (TSE:CXN). From May 2005 to July 2011, Mr. Quin served as a director of Rare Element Resources Ltd. (NYSE MKT:REE).

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On August 21, 2012, the Company filed an Amended and Restated Memorandum and Articles of Association (the “Amended Charter”) with the BVI Registrar of Corporate Affairs. The purpose of the filing was to clarify that the Board may fill any vacancies on the Board. Except for the foregoing, there were no other changes reflected in the Amended Charter. A copy of the Amended Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description

3.1	Amended and Restated Memorandum and Articles of Association, dated August 21, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2012	BLUE WOLF MONGOLIA HOLDINGS CORP.

	By:	/s/ Lee Kraus
Name: Lee Kraus
Title: Chief Executive Officer